UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

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ADVISORSHARES TRUST

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ADVISORSHARES TRUST

Accuvest Global Long Short ETF

(Formerly, Mars Hill Global Relative Value ETF)

NYSE Arca Ticker: AGLS

2 Bethesda Metro Center, Suite 1330

Bethesda, Maryland 20814

www.advisorshares.com

1.877.THE.ETF1

February 28, 2012

Dear Shareholder:

On behalf of the Board of Trustees of AdvisorShares Trust (the “Trust”), I cordially invite you to attend a Special Meeting of Shareholders (the “Meeting”) of the Accuvest Global Long Short ETF (formerly, Mars Hill Global Relative Value ETF) (the “Fund”), a separate series of the Trust, to be held at 10:00 a.m. on March 29, 2012 at the Trust’s offices located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. The purpose of the Meeting is to ask shareholders to approve a new investment sub-advisory agreement between AdvisorShares Investments, LLC (the “Adviser”) and Accuvest Global Advisors (“Accuvest”) on behalf of the Fund, as well as to transact any other business that may properly be introduced at the Meeting.

On November 16, 2011, the Trust’s Board of Trustees (the “Board”) approved, subject to shareholder approval, a new investment sub-advisory agreement between the Adviser and Accuvest on behalf of the Fund (the “New Sub-Advisory Agreement”). The Board also approved an interim investment sub-advisory agreement pursuant to which, effective December 1, 2011, Accuvest replaced Mars Hill Partners, LLC (“Mars Hill”) as sub-adviser to the Fund and assumed responsibility for the management of the Fund on a day-to-day basis subject to the oversight of the Board and the Adviser. By its terms, the interim investment sub-advisory agreement will remain in effect and Accuvest will continue to serve as the sub-adviser to the Fund for a period of 150 days or until shareholders approve the New Sub-Advisory Agreement, whichever is shorter.

Effective December 1, 2011 with Accuvest’s assumption of sub-advisory responsibilities, the Fund’s name was changed from Mars Hill Global Relative Value ETF to Accuvest Global Long Short ETF. No material changes have been made to the Fund’s investment objective, principal investment strategies, or investment policies since Accuvest commenced serving as sub-adviser to the Fund. If approved, the New Sub-Advisory Agreement is not anticipated to result in material changes to the Fund’s investment objective, principal investment strategies, or investment policies and will not result in any increase in fees.

Enclosed are a notice of the Meeting and a proxy statement that includes additional information about Accuvest and the New Sub-Advisory Agreement. I hope that you will find this information helpful and that you will promptly vote to approve Accuvest as the new investment sub-adviser to the Fund to ensure the continuous management of the Fund.

Your vote is extremely important, even if you only own a few of the Fund’s shares. Shareholder meetings of the Fund do not generally occur with great frequency, so I ask that you take the time to carefully consider and vote on this important proposal. Please read the enclosed information carefully before voting. If you have questions, please call the Trust at 1-877.THE.ETF1.

I appreciate your participation and prompt response in this matter, and thank you for your continued support.

Sincerely,

Noah Hamman
President and Chief Executive Officer

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

IMPORTANT INFORMATION FOR SHAREHOLDERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy statement. For that reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (the “Proxy Statement”).

QUESTIONS AND ANSWERS

Q.        WHY AM I RECEIVING THIS PROXY STATEMENT?

A.        You are receiving these proxy materials—a booklet that includes the proxy statement and your proxy card—because you have the right to vote on the following important proposal concerning the Fund.

On November 16, 2011, the AdvisorShares Trust Board of Trustees (the “Board”) approved, subject to shareholder approval, a new investment sub-advisory agreement between the Adviser and Accuvest (the “New Sub-Advisory Agreement”) with respect to the Accuvest Global Long Short ETF (formerly, Mars Hill Global Relative Value ETF) (the “Fund”), a separate series of the Trust. As a shareholder of record of the Fund as of February 6, 2012 (the “Record Date”), you are entitled to vote on the approval of the New Sub-Advisory Agreement.

Q.        WHY AM I BEING ASKED TO VOTE?

A.        As a registered investment company, the Fund is subject to the provisions of the Investment Company Act of 1940 (the “1940 Act”). The 1940 Act requires that both the Fund’s Board and the Fund’s shareholders approve the Fund’s investment advisory agreements, including investment sub-advisory agreements. The Board, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), unanimously approved, and determined to submit to the Fund’s shareholders for their consideration and approval, the New Sub-Advisory Agreement at its meeting held on November 16, 2011. The Board recommends that the Fund’s shareholders approve the New Sub-Advisory Agreement.

To ensure continuous management of the Fund, on November 16, 2011, the Board approved an interim investment sub-advisory agreement (“Interim Sub-Advisory Agreement”) pursuant to which Accuvest commenced serving as sub-adviser to the Fund on December 1, 2011. The terms of the Interim Sub-Advisory Agreement are substantially identical to the terms of the previous investment sub-advisory agreement. The Interim Sub-Advisory Agreement will terminate on the earlier of 150 days, beginning December 1, 2011, or the date shareholders approve the New Sub-Advisory Agreement, whichever occurs first. Therefore, it is very important that shareholders entitled to vote on the approval of the New Sub-Advisory Agreement do so prior to the conclusion of the Interim Sub-Advisory Agreement’s 150-day period to ensure the continuous management of the Fund.

Q.        IF APPROVED, HOW WILL THE NEW SUB-ADVISORY AGREEMENT AFFECT ME AS A SHAREHOLDER OF THE FUND?

A.        The approval of the New Sub-Advisory Agreement should have very little, if any, effect on your investment experience as a shareholder of the Fund. The approval of the New Sub-Advisory Agreement is not anticipated to result in any change to the Fund’s investment objective, principal investment strategies or investment policies. In addition, Accuvest will provide substantially similar investment sub-advisory services to the Fund as the Fund’s previous investment sub-adviser, Mars-Hill Partners, LLC.

Q.        WILL MY FUND’S FEES FOR INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES INCREASE?

A.        No. The fee rates under the New Sub-Advisory Agreement are identical to those under the previous sub-advisory agreement, and the approval of the New Sub-Advisory Agreement will not affect the investment advisory fees currently paid by the Fund.

Q.        WHAT HAPPENS IF THE NEW SUB-ADVISORY AGREEMENT IS NOT APPROVED BY SHAREHOLDERS?

A.        If the New Sub-Advisory Agreement is not approved by the Fund’s shareholders, Accuvest will continue to serve as the Fund’s sub-adviser pursuant to the terms of the Interim Sub-Advisory Agreement, until the earlier of 150 days from December 1, 2011 or shareholder approval of the New Sub-Advisory Agreement. If the New Sub-Advisory Agreement is not approved by the Fund’s shareholders prior to the expiration of the Interim Sub-Advisory Agreement, the Board will consider all alternatives available to the Fund, including, without limitation, Accuvest continuing to serve as investment sub-adviser to the Fund in the manner consistent with and to the extent permitted by the 1940 Act.

Q.        HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A.        After careful consideration, the Board recommends that you vote “FOR” the proposal.

REMEMBER — YOUR VOTE COUNTS, EVEN IF YOU HAVE REDEEMED YOUR SHARES BETWEEN THE RECORD DATE AND THE DATE OF THE MEETING!

Your vote is extremely important, even if you only own a few of the Fund’s shares. The Meeting will have to be adjourned without conducting any business if a sufficient number of shares of the Fund entitled to vote in person or by proxy at the Meeting are not represented at the Meeting. In that event, the Fund would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Fund to hold the Meeting as scheduled, so please return your proxy ballot(s) immediately or vote on-line or by telephone.

If your completed proxy ballot is not received, you may be contacted by representatives of the Fund, employees or agents of the Adviser or Accuvest, representatives of other financial intermediaries, or our proxy solicitor, Broadridge Financial Solutions, Inc. (the “Proxy Solicitor”), and reminded to vote your shares. The Proxy Solicitor has been engaged to assist the Board in soliciting proxies.

ADVISORSHARES TRUST

Accuvest Global Long Short ETF

(Formerly, Mars Hill Global Relative Value ETF)

NYSE Arca Ticker: AGLS

2 Bethesda Metro Center, Suite 1330

Bethesda, Maryland 20814

www.advisorshares.com

1.877.THE.ETF1

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 29, 2012

To Shareholders of the Accuvest Global Long Short ETF:

NOTICE IS HEREBY GIVEN THAT a special meeting of shareholders (the “Meeting”) of the Accuvest Global Long Short ETF (formerly, Mars Hill Global Relative Value ETF), a separate series of AdvisorShares Trust (the “Trust”), a Delaware statutory trust, will be held at the Trust’s offices, located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland, on March 29, 2012 at 10:00 a.m. Eastern time, for the following purposes:

1.	To approve a new investment sub-advisory agreement between AdvisorShares Investments, LLC and Accuvest Global Advisors on behalf of the Accuvest Global Long Short ETF (the “Fund”) (the “Proposal”); and
2.	To transact such other business as may properly come before the Meeting, or any adjournments thereof.

After careful consideration, the Board of Trustees recommends that you vote “FOR” the approval of the Proposal.

Shareholders of record as of the close of business on February 6, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy card(s). This is important to ensure a quorum at the Meeting.

In addition to voting by mail, you also may authorize your vote either by telephone or via the Internet, as follows:

To vote by Telephone:		To vote by the Internet:

(1)	Read the Proxy Statement and have the enclosed proxy card at hand.	(1)	Read the Proxy Statement and have the enclosed proxy card at hand.

(2)	Call the toll-free number that appears on the enclosed proxy card.	(2)	Go to the website that appears on the enclosed proxy card.

(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We call your attention to the accompanying proxy statement and ask that you read it carefully before you vote. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the postage-paid envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. We encourage you to vote your shares by telephone or via the Internet as those methods will reduce the time and costs associated with this proxy solicitation.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting in person at the Meeting.

If you should have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact your financial representative or the Trust at 1-877.THE.ETF1.

By Order of the Board of Trustees,

Dan Ahrens
Secretary

February 28, 2012

The Fund’s proxy statement and form of proxy card are available on the Internet at https://www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer.	John Doe
ABC Corp. Profit Sharing Plan.	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

Table of Contents

Page

Introduction	1
DISCUSSION OF PROPOSAL to Approve the New Sub-Advisory Agreement between the Adviser and Accuvest	2
Background Information	2
The New Sub-Advisory Agreement	3
Board Considerations in Approving the New Sub-Advisory Agreement	4
Board Approval and Recommendation	6
Information About Accuvest Global Advisors	6
OTHER BUSINESS	7
ADDITIONAL INFORMATION	7
Investment Adviser, Administrator, and Distributor	7
Affiliated Brokerage	8
Ownership of Shares	8
Shareholder Communications and Proposals	9
VOTING INFORMATION	9
Quorum, Record Date and Share Ownership	9
Submitting and Revoking Your Proxy	9
Required Vote	10
Shareholders Sharing the Same Address	10
Solicitation of Proxies	10
Cost of the Proxy Solicitation and Meeting	11
Availability of Additional Information About the Fund	11
INDEX TO APPENDICES TO PROXY STATEMENT	12
Appendix A – Form of New Investment Sub-Advisory Agreement	A-1
Appendix B – Beneficial Owners of Fund Shares	B-1

-i-

PROXY STATEMENT

ADVISORSHARES TRUST

Accuvest Global Long Short ETF

(Formerly, Mars Hill Global Relative Value ETF)

NYSE Arca Ticker: AGLS

2 Bethesda Metro Center, Suite 1330

Bethesda, Maryland 20814

www.advisorshares.com

1.877.THE.ETF1

Introduction

The Board of Trustees (the “Board”) of AdvisorShares Trust (the “Trust”), a Delaware statutory trust, is soliciting proxies from the shareholders of the Accuvest Global Long Short ETF (formerly, Mars Hill Global Relative Value ETF) (the “Fund”), a separate series of the Trust, regarding the proposals discussed below in connection with a special meeting of shareholders of the Fund (the “Meeting”), to be held at the Trust’s offices, located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland, on March 29, 2012 at 10:00 a.m., Eastern time.

1.	To approve a new investment sub-advisory agreement between AdvisorShares Investments, LLC and Accuvest Global Advisors on behalf of the Accuvest Global Long Short ETF (the “Proposal”); and
2.	To transact such other business as may properly come before the Meeting, or any adjournments thereof.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE “FOR” THE APPROVAL OF THE PROPOSAL.

The Meeting’s notice, this proxy statement (the “Proxy Statement”) and proxy card(s) are being sent to shareholders of record as of the close of business on February 6, 2012 (the “Record Date”) beginning on or about February 28, 2012. Any shareholder who owned shares of the Fund on the Record Date is entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. For more information about the solicitation and voting of proxies, please see “VOTING INFORMATION.”

At any time before it has been voted at the Meeting, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy (by the methods of voting described above) or (iii) by attending the Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you will receive other instructions that you must follow in order to vote.

The date of this Proxy Statement is February 28, 2012.

Additional information about the Fund is available in its prospectus, statement of additional (“SAI”) information and semi-annual and annual reports to shareholders. The Trust will furnish, without charge, a copy of each of these documents to shareholders upon request, which may be made either by writing to the Trust at the address above or by calling 1.877.THE.ETF1. The annual and semi-annual reports will be mailed to you by first-class mail within three business days of your request. All of these documents also are filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

1

DISCUSSION OF PROPOSAL to Approve the New Sub-Advisory Agreement between the Adviser and Accuvest

Background Information

At the Meeting, shareholders will be asked to approve a new investment sub-advisory agreement between AdvisorShares Investments, LLC (the “Adviser”) and Accuvest Global Advisors (“Accuvest” or the “Sub-Adviser”) (the “New Sub-Advisory Agreement”) for the Fund. Prior to December 1, 2011, Mars Hill Partners, LLC (“Mars Hill”) served as the investment sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and Mars Hill, dated March 30, 2010 (the “Previous Sub-Advisory Agreement”). The Previous Sub-Advisory Agreement was approved by the Board on February 25, 2010 in connection with the organization of the Fund.

In advance of the November 16, 2011 meeting of the Trust’s Board of Trustees, Mars Hill notified the Fund and the Adviser of its intent to resign as the Fund’s sub-adviser. The Previous Sub-Advisory Agreement was then terminated pursuant to its terms effective December 1, 2011. On November 16, 2011, at an in-person meeting of the Board, the Trustees, including a majority of the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Trust (the “Independent Trustees”), unanimously approved the New Sub-Advisory Agreement and determined to submit the New Sub-Advisory Agreement to the Fund’s shareholders for their consideration and approval. The 1940 Act requires that a fund’s investment advisory agreements, including investment sub-advisory agreements, be approved by both the fund’s board of trustees and the fund’s shareholders.

At the same meeting, the Trustees, including a majority of the Independent Trustees, unanimously approved an interim investment sub-advisory agreement (“Interim Sub-Advisory Agreement”) consistent with the requirements of Rule 15a-4 under the 1940 Act pursuant to which Accuvest commenced serving as the Fund’s sub-adviser on December 1, 2011. The terms of the Interim Sub-Advisory Agreement are substantially identical to the terms of the Previous Sub-Advisory Agreement. The Interim Sub-Advisory Agreement will terminate on the earlier of 150 days, beginning December 1, 2011, or the date shareholders approve the New Sub-Advisory Agreement.

Effective December 1, 2011 with Accuvest’s assumption of sub-advisory responsibilities, the Fund’s name was changed from Mars Hill Global Relative Value ETF to Accuvest Global Long Short ETF. No material changes have been made to the Fund’s investment objective, principal investment strategies, or investment policies since Accuvest commenced serving as sub-adviser to the Fund. If approved, the New Sub-Advisory Agreement is not anticipated to result in material changes to the Fund’s investment objective, principal investment strategies, or investment policies and will not result in any increase in fees.

If the New Sub-Advisory Agreement is not approved by the Fund’s shareholders prior to the expiration of the Interim Sub-Advisory Agreement, the Board will consider all alternatives available to the Fund, including, without limitation, Accuvest continuing to serve as the Fund’s investment sub-adviser in the manner consistent with and to the extent permitted by the 1940 Act or liquidating the Fund. The Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders.

2

The material terms of the New Sub-Advisory Agreement are discussed below. The form of the New Sub-Advisory Agreement is attached hereto as Appendix A.

The New Sub-Advisory Agreement

General Information. The following description of the material terms of the New Sub-Advisory Agreement is qualified in its entirety by reference to the New Sub-Advisory Agreement attached hereto as Appendix A. The New Sub-Advisory Agreement contains substantially identical terms to the Previous Sub-Advisory Agreement except for the name of the sub-adviser and the effective date.

Investment Sub-Advisory Services. In accordance with the terms of the New Sub-Advisory Agreement, Accuvest, subject to the supervision of the Adviser and the Board, will manage all of the securities and other assets of the Fund in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”). As part of the services it provides, Accuvest is responsible for, among other things: (i) determining which assets will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash; (ii) placing orders with or through brokers or dealers to carry out the brokerage policy set forth in the Prospectus, or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws; (iii) using its best efforts to seek out the best overall terms when executing Fund transactions and selecting brokers or dealers; (iv) maintaining all books and records with respect to transactions involving the Fund’s assets, as required by the 1940 Act; and (v) furnishing to the Adviser and the Board such reasonably requested periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

Accuvest will pay the overhead and salary expenses it incurs in furnishing the services provided by it pursuant to the New Sub-Advisory Agreement. The services to be provided under the New Sub-Advisory Agreement are substantially identical to those provided under the Previous Sub-Advisory Agreement.

Expenses and Sub-Advisory Fees. The fees and expenses to be paid to Accuvest under the New Sub-Advisory Agreement are the same as those paid to Mars Hill under the Previous Sub-Advisory Agreement. As compensation for the services Accuvest will provide and the expenses it will assume under the New Sub-Advisory Agreement, the Adviser will pay, or arrange for the payment of, a monthly sub-advisory fee to Accuvest, paid out of the Adviser’s management fee and based on the average daily net assets of the Fund, at the following annual rates:

•	0.90% of the first $100,000,000;
•	0.95% of the next $400,000,000; and
•	1.00% on amounts in excess of $500,000,000.

The sub-advisory fee rates under the New Sub-Advisory Agreement and the Previous Sub-Advisory Agreement are identical.

Liability and Indemnification. The New Sub-Advisory Agreement provides that the Adviser will indemnify and hold harmless Accuvest from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the New Sub-Advisory Agreement in the performance of its obligations under the New Sub-Advisory Agreement; provided, however, that the Adviser’s obligation will be reduced to the extent that the claim against, or the loss, liability, or damage experienced by Accuvest, is caused by or is otherwise directly related to Accuvest’s own willful misfeasance, bad faith, or gross negligence, or to the reckless disregard of its duties under the New Sub-Advisory Agreement.

3

The New Sub-Advisory Agreement provides that Accuvest will indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) arising from Accuvest’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the New Sub-Advisory Agreement in the performance of its obligations under the New Sub-Advisory Agreement; provided, however, that Accuvest’s obligation under Paragraph 5 of the New Sub-Advisory Agreement will be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith, or gross negligence, or to the reckless disregard of its duties under the New Sub-Advisory Agreement, and provided further that in no event will Accuvest be liable for any losses resulting from its investment of the Fund’s assets in the absence of Accuvest’s willful misfeasance, bad faith, or gross negligence.

Term of the New Sub-Advisory Agreement. The New Sub-Advisory Agreement will take effect on the date on which it is approved by the Fund’s shareholders. The New Sub-Advisory Agreement provides that it will remain in effect for an initial term of two (2) years following its effective date. Thereafter, the New Sub-Advisory Agreement will continue in effect for successive annual periods only so long as such continuance is specifically approved at least annually (i) by either the Board or by vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Fund, and (ii) in either event, by the vote of a majority of the Independent Trustees cast in-person at a meeting called for the purpose of voting on such approval. The term of the New Sub-Advisory Agreement and the Previous Sub-Advisory Agreement are identical.

Termination. The New Sub-Advisory Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser; (ii) by the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Paragraphs 6 and 8 of the New Sub-Advisory Agreement (see Appendix A), if such breach has not been cured within twenty days of the Sub-Adviser’s receipt of written notice of such breach; (iii) by the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or (iv) by the Sub-Adviser upon 120 days’ written notice to the Adviser and the Fund. If approved, the New Sub-Advisory Agreement will terminate automatically and immediately in the event of its assignment, as that term is defined by the 1940 Act, or in the event of a termination of the investment advisory agreement between the Adviser and the Trust. The termination provisions of the New Sub-Advisory Agreement and the Previous Sub-Advisory Agreement are identical.

Board Considerations in Approving the New Sub-Advisory Agreement

At an in-person meeting on November 16, 2011 (the “November Meeting”), the Board, including a majority of the Independent Trustees, approved the Interim and New Sub-Advisory Agreements. In considering the New Sub-Advisory Agreement, the Board relied in part on the information it had received at its May 10, 2011 meeting (the “Prior Meeting”), at which time it considered the approval of Accuvest as the sub-adviser on behalf of Accuvest Global Opportunities ETF, a separate series of the Trust. This information, along with additional information provided at the November Meeting, formed the primary, but not exclusive, basis for the Board’s determinations. Below is a summary of the factors considered by the Board at the November Meeting and the conclusions that formed the basis for the Board’s approval and recommendation to Fund shareholders. The Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

4

The nature, extent and quality of the services to be provided by Accuvest. In considering the nature, extent and quality of services to be provided by Accuvest, the Board reviewed presentations it had received from Accuvest at the November Meeting and the Prior Meeting, relating to the staffing, management, organizational structure and investment philosophy and processes of Accuvest. The Board specifically reviewed in detail the nature, extent and quality of services to be provided by Accuvest under the New Sub-Advisory Agreement. The Board noted that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of general corporate services such as portfolio management compliance services and the preparation and filing of certain reports on behalf of the Trust.

The Board considered the fact that Accuvest also serves as the sub-adviser for Accuvest Global Opportunities ETF, a separate series of the Trust, and the professional experience and qualifications of Accuvest’s senior management and key professional personnel, including those individuals responsible for portfolio management. The Board also considered Accuvest’s operational capabilities and resources, and its depth and breadth of experience in managing investment portfolios. The Board evaluated these factors in consultation with Fund counsel. Based on its review, the Board concluded that the nature, extent, and quality of services to be provided by Accuvest with respect to the Fund under the New Sub-Advisory Agreement were reasonable and appropriate in relation to the fees paid to Accuvest.

The performance of Accuvest. In connection with the assessment of the ability of Accuvest to perform its duties under the New Sub-Advisory Agreement, the Board considered the sufficiency of Accuvest’s resources. The Board concluded that Accuvest had the financial resources necessary to perform its obligations under the New Sub-Advisory Agreement.

The cost of the advisory services and the profits to Accuvest and its affiliates from their relationship with the Fund. The Board considered the proposed level of the sub-advisory fee for the Fund and discussed comparative sub-advisory fees of other comparable exchange traded funds (“ETFs”). The Board considered that this type of information would be useful in assessing whether Accuvest would be providing services at a cost that was competitive with other ETFs. The Board further considered that the New Sub-Advisory Agreement generally contains the same terms and conditions as the Previous Sub-Advisory Agreement, and that the contractual sub-advisory fee rate payable under the New Sub-Advisory Agreement is identical to the contractual sub-advisory fee rate payable under the Previous Sub-Advisory Agreement.

The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale. The Board considered whether economies of scale would be realized by the Fund at higher asset levels. The Board also assessed whether certain costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Fund were to experience significant growth. The Board, however, noted that the fees paid under the New Sub-Advisory Agreement, like the Previous Sub-Advisory Agreement, are paid by the Adviser. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the investment sub-advisory fees paid to Accuvest appropriately took into account any economies of scale that had been realized as a result of that growth.

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Other factors. The Board also considered whether Accuvest would benefit in other ways from its relationship with the Fund, noting that Accuvest does not presently participate in any soft dollar arrangements in connection with the Fund’s brokerage transactions.

Board Approval and Recommendation

After considering the factors discussed above, the Board determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. The Board based its decision on evaluations of all of the considerations described above as a whole and did not consider any one factor as all-important or controlling. The Trustees, including a majority of the Independent Trustees, concluded that the terms of the New Sub-Advisory Agreement are fair and reasonable, that the services to be provided under the New Sub-Advisory Agreement are appropriate, and that the fees stated therein are reasonable in view of the services to be provided to the Fund. For these reasons, the Board concluded that the New Sub-Advisory Agreement should be approved and recommended to the Fund’s shareholders. Based on the foregoing, the Trustees, including a majority of the Independent Trustees, unanimously voted to approve and to recommend to the shareholders of the Fund to approve the New Sub-Advisory Agreement.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF THE PROPOSAL.

Information About Accuvest Global Advisors

Accuvest, a corporation organized under the laws of the state of California, is located at 3100 Oak Road, Suite 380, Walnut Creek, California 94597. Accuvest was formed in 2005 and is wholly owned by Mr. David Garff, who also serves as Accuvest’s President. Accuvest is a registered investment adviser that provides advisory services to a variety of individual and institutional investor accounts. As of December 1, 2011, Accuvest managed approximately $436,400,000 in assets for families, foundations, institutional investors, private funds, other ETFs, and financial intermediaries.

As the Fund’s sub-adviser, Accuvest is responsible for developing and maintaining the Fund’s investment program in a manner consistent with the Fund’s investment objective and principal investment strategies and policies and managing the Fund on a day-to-day basis, including the selection of the Fund’s investments. Accuvest’s sub-advisory activities are subject to the oversight of the Adviser and the Board. Accuvest has also served as the sub-adviser to the Accuvest Global Opportunities ETF (NYSE Ticker: ACCU) since its commencement of operations.

The names, titles and principal occupations of Accuvest’s key personnel are set forth below. Unless otherwise indicated, the business address of each person listed below is 3100 Oak Road, Suite 380, Walnut Creek, California, 94597.

Name	Title/Principal Occupation
David Garff	President
Brad Jensen	Managing Director
David Allen	Chief Compliance Officer

For additional information about Accuvest, you may visit its website at www.accuvest.com. Copies of Accuvest’s public filings also may be viewed on the SEC’s EDGAR Database, which can be accessed on the SEC’s website at www.sec.gov.

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OTHER BUSINESS

The Board knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of that Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

ADDITIONAL INFORMATION

Investment Adviser, Administrator, and Distributor

The Adviser. AdvisorShares Investments, LLC, the Adviser, is a registered investment adviser under the Investment Advisers Act of 1940 and is located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814. The Adviser is a Delaware limited liability company organized on October 12, 2006. The membership units are owned and controlled by Wilson Lane Group, LLC and Fund.com, Inc. Noah Hamman controls Wilson Lane Group, LLC.

Pursuant to an investment advisory agreement with the Trust dated June 2, 2009 (the “Advisory Agreement”), the Adviser is responsible for the management of the Fund and oversees the investment and the reinvestment of the assets of the Fund by the Sub-Adviser, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust. The Adviser bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Adviser. The Adviser, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

For its investment management services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.35%, based on the average daily net assets of the Fund. The Adviser has contractually agreed to reduce its fees and/or reimburse expense in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.50% of the Fund’s average daily net assets for at least a year from the date of the Fund’s Prospectus.

The expense limitation agreement (i) may be terminated at any time by the Board, (ii) may be terminated by the Adviser upon ninety days’ prior written notice to the Trust, with such termination to be effective as of the close of business on the last day of the then-current one year period; or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, and (iii) will be terminated upon termination of the investment advisory agreement between the Adviser and the Fund. The investment advisory agreement may be terminated: (i) by the Board, for any reason at any time, (ii) with respect to the Fund; upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Adviser upon thirty days’ prior written notice to the Trust. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.50% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period.

The advisory fee, reimbursed fee and net advisory fee paid for the fiscal year ended June 30, 2011*, are shown in the table below.

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	Advisory Fees	Advisory Fees Reimbursed	Net Advisory Fees Paid
Accuvest Global Long Short ETF	$409,989	$(66,702)	$343,287

*The Fund commenced operations on July 9, 2010.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s Advisory Agreement is available in the Fund’s June 30, 2011 Annual Report to Shareholders, which covers the 12-month period ended June 30, 2011.

The Administrator. The Bank of New York Mellon (the “Administrator”) serves as the administrator, custodian and transfer agent for the Fund. The principal address of the Administrator is 101 Barclay Street, New York, New York 10286. Under the Fund Administration and Accounting Agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Fund. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services. Under a custodian agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records, and provides other services. Pursuant to a transfer agency and service agreement with the Trust, the Administrator acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust.

The Distributor. Foreside Fund Services, LLC (the “Distributor”) serves as the principal underwriter and distributor of shares of the Fund. The principal address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into agreement with the Trust pursuant to which it continually distributes shares of the Fund on a best efforts basis.

The shares of the Fund trade on the NYSE Arca, Inc. under the ticker symbol, AGLS.

Affiliated Brokerage

For the fiscal year ended June 30, 2011, the Fund paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated with the Trust, the Adviser, the Sub-Adviser or affiliated persons of such persons.

Ownership of Shares

As of the Record Date, to the knowledge of the Trust’s management, the officers and Trustees of the Trust, collectively, owned beneficially less than 1% of the shares of the Fund.

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust (“DTC”) participants, the name and percentage ownership of each DTC participant that owned of record, at the close of business on the Record Date, 5% or more of the outstanding shares of the Fund is set forth in Appendix B.

As of the Record Date, the total number of shares outstanding and entitled to vote and the total net assets represented by those shares are as follows:

	Total Number of Shares Outstanding	Total Net Assets
Accuvest Global Long Short ETF	450,000	$9,451,364

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Shareholder Communications and Proposals

The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to the Secretary of the Trust, c/o AdvisorShares Trust, 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814, who will forward such communication to the Trustee.

The Trust is organized as a statutory trust under the laws of the state of Delaware. As such, the Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust’s Agreement and Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trust, c/o AdvisorShares Trust, 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland 20814 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of a Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING INFORMATION

Quorum, Record Date and Share Ownership

Shareholders of record as of the close of business on the Record Date, are entitled to notice of and to vote at the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders of the Fund entitled to vote one-third (33 1/3%) of all the votes entitled to be voted at the Meeting will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at a Meeting, but votes sufficient to approve the Proposal are not received, the chairman of the Meeting may adjourn the Meeting without notice other than announcement at such Meeting.

Submitting and Revoking Your Proxy

All properly executed and unrevoked proxies received in time for the Meeting and any adjournments or postponements thereof will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the Proposal. In addition, if other matters are properly presented for voting at the Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting in person. Shareholders have three options for submitting their votes: (1) via the Internet, (2) by phone or (3) by mail. We encourage you to vote by Internet or by phone. It is convenient, and it saves the Fund significant postage and processing costs. In addition, when you vote via the Internet or by phone prior to the date of the Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you plan to attend the Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the Meeting.

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At any time before it has been voted at the Meeting, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy (by the methods of voting described above) or (iii) by attending the Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you will receive other instructions that you must follow in order to vote.

Required Vote

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (1) the holders of 67% or more of the shares represented at the Meeting, if the holders of more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. In the event the Proposal is not approved by the Fund’s shareholders, the Board will consider alternatives available to the Fund, including, without limitation, Accuvest continuing to serve as an investment sub-adviser to the Fund in a manner consistent with and to the extent permitted by the 1940 Act.

For purposes of determining whether shareholders of the Fund have approved the Proposal, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but will not be counted for or against the Proposal. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the affirmative vote of a majority of the outstanding voting securities of the Fund is required to approve the Proposal, abstentions and broker non-votes will effectively be a vote “AGAINST” the Proposal.

Treating broker non-votes as votes against the Proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that each Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown on the front page of this Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Solicitation of Proxies

Proxies will be solicited primarily by the mailing of this Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Trust, employees or agents of the Adviser or Accuvest or their affiliates, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Meeting approaches.

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Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The Fund has retained a proxy solicitor, Broadridge Financial Solutions, Inc. (the “Proxy Solicitor”), to assist in forwarding and soliciting proxies.

Cost of the Proxy Solicitation and Meeting

The cost of the Meeting, including the costs of retaining the Proxy Solicitor, preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Adviser, Accuvest, their affiliates, or some combination thereof. The Fund and its shareholders will not bear such costs. The estimated cost of retaining the Proxy Solicitor and soliciting proxies in advance of the Meeting is approximately $800.

Availability of Additional Information About the Fund

The Trust will furnish, without charge, a copy of the Fund’s most recent annual and semi-annual reports to any shareholder upon request. A shareholder who wishes to request copies of the Fund’s annual or semi-annual report may do so by contacting the following:

Call:	1.877.THE.ETF1 Monday through Friday 9:00 a.m. to 5:00 p.m. (Eastern time)

Write:	AdvisorShares Trust c/o Foreside Fund Services, LLC Three Canal Plaza Suite 100 Portland, Maine 04101

Visit:	www.advisorshares.com

Proxy materials, reports and other information filed by the Trust and the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, D.C. 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Fund.

By Order of the Boards of Trustees, Noah Hamman Trustee and Chief Executive Officer and President

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INDEX TO APPENDICES TO PROXY STATEMENT

Appendix A – Form of New Investment Sub-Advisory Agreement
Appendix B – Beneficial Owners of Fund Shares

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APPENDIX A

FORM OF

NEW INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT, made as of this _____ day of __________, 2012 by and between AdvisorShares Investments, LLC, a Delaware company with its principal place of business at 2 Bethesda Metro Center, Suite 1330, Bethesda Maryland, 20814 (the “Adviser”) and Accuvest Global Advisors, a California corporation with its principal place of business at 3100 Oak Road, Suite 380, Walnut Creek, California 94597 (the “Sub-Adviser”).

WITNESSETH

WHEREAS, AdvisorShares Trust, a Delaware statutory trust (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated June 2, 2009 (the “Advisory Agreement”) with the Trust, pursuant to which the Adviser acts as investment adviser to the series of the Trust set forth on Schedule A attached hereto (each a “Fund” and, collectively, the “Funds”), as such Schedule may be amended by mutual agreement of the parties hereto; and

WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser. Subject to supervision by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash.

(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

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(c)	The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek, on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

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(d)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)	The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser.

(f)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(g)	The Sub-Adviser shall be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as Assets in the Fund.

(h)	In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning the Assets, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice with respect to any assets of the Fund other than the Assets.

(i)	On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

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(j)	The Sub-Adviser shall furnish to the Adviser or the Board of Trustees such reasonably requested periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

To the extent permitted by law, the services to be furnished by the Sub-Adviser under this Agreement may, at the sole discretion of the Sub-Adviser and consistent with the requirements of the 1940 Act, be furnished through the medium of any of the Sub-Adviser’s partners, officers, employees or control affiliates; provided, however, that the use of such mediums does not relieve the Sub-Adviser from any obligation or duty under this Agreement.

2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a)	The Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of Delaware (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)	Prospectus of the Fund;

(d)	Resolutions of the Trust’s Board of Trustees approving the engagement of the Sub-Adviser as a sub-adviser to the Fund;

(e)	Resolutions, policies and procedures adopted by the Trust’s Board of Trustees with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f)	A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust, or the principal underwriter; and

(g)	A list of each other investment sub-adviser to the Fund.

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The Adviser shall promptly furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit the Fund to use the Sub-Adviser’s name or make representations regarding the Sub-Adviser or its affiliates without the prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser and the information is used (a) as required by applicable law, rule, or regulation, in the Prospectus or in Fund shareholder reports or proxy statements; (b) in Adviser communications; or (c) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4.	Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in Schedule B which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily value of the Assets under the Sub-Adviser’s management and will be paid to the Sub-Adviser monthly. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Assets under the Sub-Adviser’s management equals zero. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

Except for expenses assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any costs or expenses of the Trust including, without limitation, (a) interest (short or leverage) and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Fund, and (c) operational or administrative expenses of the Trust (including custodial and administrative fees), and (d) accounting and legal expenses. The Sub-Adviser will pay its own overhead and salary expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

5.	Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) arising from the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith, or gross negligence, or to the reckless disregard of its duties under this Agreement, and provided further that in no event shall the Sub-Adviser be liable for any losses resulting from its investment of the Assets in the absence of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence.

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The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith, or gross negligence, or to the reckless disregard of its duties under this Agreement.

6.	Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Funds as follows:

(a)	The Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

(b)	The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act;

(c)	The Sub-Adviser is fully authorized under all applicable law to serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;

(d)	The Sub-Adviser is a corporation duly organized and validly existing under the laws of the state of California with the power to own and possess its assets and carry on its business as it is now being conducted;

(e)	The execution, delivery, and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency, or official is required on the part of the Sub-Adviser for the execution, delivery, and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule, or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree, or other instrument binding upon the Sub-Adviser;

(f)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(g)	The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit any material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading; and

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(h)	The Sub-Adviser shall not divert any of the Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

7.	Duration and Termination.

(a)	Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to the Funds unless it has first been approved by a vote of a majority of those Trustees of the Trust, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board of Trustees or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Fund’s Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Trustees of the Fund may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Trust’s Board of Trustees to evaluate the terms of this Agreement.

(b)	Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

(i)	By vote of a majority of the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)	By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Paragraphs 6 and 8 hereof, if such breach has not been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach;

(iii)	By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or

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(iv)	By the Sub-Adviser upon 120 days’ written notice to the Adviser and the Fund.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust. As used in this Paragraph 7, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

8.	Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)	in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)	to the extent that the Sub-Adviser’s activities or services could affect the Fund, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Fund and the Sub-Adviser (the policies and procedures referred to in this Paragraph 8(b), along with the policies and procedures referred to in Paragraph 8(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

9.	Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Fund and the actions of the Sub-Adviser and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Fund, the Board of Trustees, or such persons as the Adviser may designate in connection with the Fund. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Fund is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Fund shall be deemed proprietary information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents, and data relating to any of its responsibilities pursuant to this Agreement, including all means for the effecting of investment transactions.

A-8

10.	Reporting of Compliance Matters.

(a)	The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following documents:

(i)	reasonable access, at the Sub-Adviser’s principal office or such other place as may be mutually agreed to by the parties, to all SEC examination correspondences, including correspondences regarding books and records examinations and “sweep” examinations, issued during the term of this Agreement, in which the SEC identified any concerns, issues or matters (such correspondences are commonly referred to as “deficiency letters”) relating to any aspect of the Sub-Adviser’s investment advisory business and the Sub-Adviser’s responses thereto; provided that the Sub-Adviser may redact from such correspondences client specific confidential information, material subject to the attorney-client privilege, and material non-public information, that the Sub-Adviser reasonably determines should not be disclosed to the Trust’s CCO;

(ii)	a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(iii)	on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iv)	a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) that serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(v)	an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Paragraphs 6 and 7 of this Agreement.

(b)	The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

A-9

11.	Use of Intellectual Property. The Adviser grants to the Sub-Adviser a sublicense to use the trademarks, service marks, logos, names, or any other proprietary designations of the Adviser (“AdvisorShares Marks”) on a non-exclusive basis. The Sub-Adviser will acquire no rights in the AdvisorShares Marks, and all goodwill of the AdvisorShares Marks shall inure to and remain with the Adviser. The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, the Fund(s), the Adviser or any of their respective affiliates or use AdvisorShares Marks in offering, marketing or other promotional materials without the prior express written consent of the Adviser, which approval will not be unreasonably withheld or delayed, except as required by rule, regulation or upon the request of a governmental authority. Notwithstanding the forgoing, the Sub-Adviser and its affiliates may, without obtaining the Adviser’s prior approval, refer directly or indirectly to its relationship with the Trust, the Fund(s), the Adviser or any of their respective affiliates and use AdvisorShares Marks in offering, marketing or other promotional materials provided that such materials were previously approved by the Adviser and remain in substantially the same form.

12.	Governing Law. This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

13.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.	Notice. Any notice, advice, or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified, or overnight mail, postage prepaid, and addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	AdvisorShares Investments, LLC 2 Bethesda Metro Center Suite 1330 Bethesda, MD 20814 Attention: Legal Department
To the Trust’s CCO at:	AdvisorShares Investments, LLC 4144 N. Central Expressway Suite 600 Dallas, TX 75204 Attention: Dan Ahrens
To the Sub-Adviser at:	Accuvest Global Advisors 3100 Oak Road, Suite 380 Walnut Creek, CA 94597 Attention: David Allen

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15.	Non-Hire/Non-Solicitation. The parties hereby agree that so long as the Sub-Adviser provides services to the Adviser or the Trust and for a period of one year following the date on which the Sub-Adviser ceases to provide services to the Adviser and the Trust, neither party shall, for any reason, directly or indirectly, on its own behalf or on behalf of others, hire any person employed by the other party (a “Restricted Person”) or engage an entity to which a Restricted Person is an employee or principal who becomes known to such party in connection with this Agreement or services rendered pursuant to this Agreement, whether or not such Restricted Person is a full-time employee or whether or not any Restricted Person’s employment is pursuant to a written agreement or is at-will. The parties further agree that, to the extent that a party breaches the covenant described in this paragraph, the other party shall be entitled to pursue all appropriate remedies in law or equity.

16.	Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser and the Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

17.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

In the event the terms of this Agreement are applicable to more than one portfolio of the Trust (for purposes of this Paragraph 17, each a “Fund”), the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Paragraph 7 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

18.	Miscellaneous.

(a)	A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers, or shareholders of the Fund or the Trust.

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(b)	Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

AdvisorShares Investments, LLC	Accuvest Global Advisors

By:	By:
Name:	Name:
Title:	Title:

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Schedule A

to the

Sub-Advisory Agreement

between

AdvisorShares Investments, LLC

and

Accuvest Global Advisors

As of _________ ___, 2012

ADVISORSHARES TRUST

Accuvest Global Opportunities ETF

Accuvest Global Long Short ETF

Agreed and Accepted:

AdvisorShares Investments, LLC	Accuvest Global Advisors

By:	By:
Name:	Name:
Title:	Title:
A-13

Schedule B

to the

Sub-Advisory Agreement

between

AdvisorShares Investments, LLC

and

Accuvest Global Advisors

As of _________ __, 2012

A.	Sub-Advisory Fee. Pursuant to Paragraph 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

The fees for Accuvest Global Long Short ETF, a series of AdvisorShares Trust shall be calculated based on average daily net assets of the Fund, at the following annual rates:

Net Asset Value	Annual Fee
Up to $100,000,000	0.90%
$100,000,001 - $500,000,000	0.95%
Over $500,000,000	1.00%

Agreed and Accepted:

AdvisorShares Investments, LLC	Accuvest Global Advisors

By:	By:
Name:	Name:
Title:	Title:

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APPENDIX B

BENEFICIAL OWNERS OF FUND SHARES

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust (“DTC”) participants, as of February 6, 2012, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund is set forth below.

Name	Percentage of Ownership
Brown Brothers Harriman & Co.	7.38%
Charles Schwab & Co., Inc.	5.16%
Citigroup Global Markets Inc.	15.07%
J.P. Morgan Clearing Corp.	25.85%
Knight Execution and Clearing Services	7.60%
National Financial Services LLC	5.70%
Pershing LLC	7.48%
UBS Financial Services Inc.	17.33%

B-1

Please detach at perforation before mailing.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

PROXY	ADVISORSHARES TRUST	PROXY
ACCUVEST GLOBAL LONG SHORT ETF (Formerly, Mars Hill Global Relative Value ETF)
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 29, 2012

The Special Meeting of Shareholders (the “Meeting”) of Accuvest Global Long Short ETF (formerly, Mars Hill Global Relative Value ETF) (the “Fund”), a separate series of AdvisorShares Trust (the “Trust”), a Delaware statutory trust, will be held March 29, 2012 at 10:00 a.m. Eastern time, at the Trust’s offices located at 2 Bethesda Metro Center, Suite 1330, Bethesda, Maryland. At the Meeting, you will be asked to vote on the proposal described in the attached proxy statement. The undersigned hereby appoints Noah Hamman and Alexandra LaFrankie, or either one of them, proxies, each of them with full power of substitution, to represent and vote the shares of the undersigned at the Meeting to be held on March 29, 2012, or any adjournments or postponements thereof.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

PROXY TABULATOR PO BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below

at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below

at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the card.

4) Return the proxy card in the envelope provided.

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

		FOR	AGAINST	ABSTAIN

1.	To approve a new sub–advisory agreement between AdvisorShares Investments, LLC and Accuvest Global Advisors on behalf of the Accuvest Global Long Short ETF	☐	☐	☐

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

Note: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature [PLEASE SIGN WITHIN BOX] Date